Exhibit 99.1

Calgon Carbon CorporationKeyBanc Basic Materials &Packaging ConferenceSeptember 10, 2013

 Forward-Looking Information Safe Harbor This news release contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain.  Statements looking forward in time, including statements regarding future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture and acquisitions, are included in the company’s most recent Annual Report  pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the company’s actual results in future periods to be materially different from any future performance suggested herein.  Further, the company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the company’s control.  Some of the factors that could affect future performance of the company are changes in, or delays in the implementation of, regulations that cause a market for our products, acquisitions, higher energy and raw material costs, costs of imports and related tariffs, labor relations, capital and environmental requirements, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs.  In the context of the forward-looking information provided in this news release, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the company’s most recent Annual Report.

Agenda Overview of Calgon Carbon Corporation Major Growth Opportunities Corporate Initiatives 3

 4 Calgon Carbon Corporation (NYSE:CCC) is a global manufacturer and supplier of activated carbon and innovative treatment systems. We provide value-added technologies and services for optimizing production processes and safely purifying water and air.Headquartered in Pittsburgh, Pennsylvania, Calgon Carbon Corporation employs approximately 1,100 people at 18 manufacturing, reactivation, and equipment facilities in the U. S., Asia, and in Europe.

Corporate Overview

- Headquarters in Pittsburgh, Pennsylvania
- Business regions
  - Americas
  - Asia
  - EMEA (Europe, Middle East, Africa)
- Facilities
  - 8 Production sites
  - 10 Reactivation sites (+ one under renovation)
  - 5 R&D or technical support centers
- Sales: $562MM (2012)
- Employees: ~ 1,100

Making Water and Air Safer and Cleaner
Chemviron Carbon 5

Global Locations  Feluy, BE  Pittsburgh, PA  Production site  Reactivation site  R&D, Technical support  Singapore  6

CCC NYSE  Pittsburgh Coke & Chemicals Calgon Carbon Corporation History 1902 1st commercial production 1940 1968 Merck & Calgon Corporation merge 1985 CCC formed by MBO 1991 2004 CCC acquires Barnebey & Sutcliffe Calgon Carbon Japan 2010 1996 UV Hyde Marine 7

Calgon Carbon offers a Wide Range of Products and Services  Consumer  Activated Carbon  Reactivation  Equipment Technologies  Support Services

CCC Products and Services (2012)  9  Activated Carbon   Reactivation  Equipment Technologies  Consumer  $486MM(86%)  $66MM(12%)  $10MM(2%)

We sell into more than 600 Applications  Home water  Drinking water  Sweeteners  Ships  Glycerine  Citric acid  Swimming pool  Energy Utilities  Respirators  10

Au recovery  Metal recovery  Petrochemicals  Landfill Leachatte  Wastewater Treatment  Catalyst   NuclearIndustry  11

12 Breakdown of the Many Diverse Markets Using our Products in 2012 12

Key Drivers for Improved, Sustainable Shareholder Value Creation  2013  2014  2015  2016 2017  $30 MM Cost Savings Programs (Phases I-III)  Ballast Water Retro-fit Market  for Guardian Treatment Systems  Rapidly Expands  Implementation of Strategic Growth Initiatives (CAPEX)  DBP Market Growth in Municipal  MATS Ruling will have Significant Positive Effect on PAC Sales

The focus at Calgon Carbon is growing our traditional businesses while capitalizing on emerging regulation-driven growth markets  14  Emerging Markets include:  - Disinfection Byproduct Control- Municipal Drinking Water  - Mercury Removal from Coal-Fired Power Plants  - Ballast Water Treatment

Growth Opportunities with Emerging Markets 2013 – 2020 15

Control of Disinfection Byproducts (DBP) in Municipal Drinking Water

- **Market Size:**
  - 70M lbs./year expected by 2015 + Equipment
- **Market Driver:**
  - U.S. EPA regulation
    - DBPs formed when chlorine reacts with naturally occurring matter in drinking water
    - DBPs increase health risks: cancer/reproductive and developmental effects
    - Stage 2 Disinfectants and Disinfection Byproduct Rule promulgated in 2006 mandates control of DBPs (Compliance: 2013 – 2015)
- **CCC Solution:**
  - Granular Activated Carbon (GAC) + Reactivation
    - Excellent application for GAC
    - CCC global leader in GAC production and reactivation
    - Cost: $6.00/year per family

Making Water and Air Safer and Cleaner Chemviron Carbon 16

17 GAC for DBP Removal

Control of Disinfection Byproducts (DBP) in Municipal Drinking Water (Cont'd)

- **Competing Technology – Chloramine (chlorine and ammonia)**
  - Lower cost than chlorine/carbon
  - Produces unregulated DBPs
  - Citizens groups protesting chloramine use due to health risks
- **Recent Activity:**
  - Contract with Phoenix, Arizona for GAC and Reactivation
    - 2011: Supplied 16 MM lbs. GAC for DBP control
    - 2012: 10-year reactivation contract (approximately 11 MM lbs. per year)
    - Q1 2013: CCC completed reactivation facility near Phoenix
      - CCC owns and operates
  - 2012: 10-year reactivation contract with Scottsdale, Arizona
  - In discussions with Glendale, Arizona for long-term reactivation contract

Making Water and Air Safer and Cleaner Chemviron Carbon 18

Mercury Removal from Power Plant Flue Gas

- **Market Size:**
  - 380-765 MM lbs. per year Powdered Activated Carbon (PAC) expected by 2015/2016
- **Market Driver:**
  - Regulations in U.S. and Canada
    - 17 states and certain Canadian provinces currently regulate mercury removal
      - Current market > 160 MM lbs. PAC
      - CCC supplying PAC to more than 45 units
    - U.S. EPA's Utility Mercury and Air Toxics Standards (MATS)
      - Mandates approximately 90% mercury reduction
      - Q2 12 court vacated Cross-State Air Pollution Rule (CSAPR) - NOx and SO_2 removal
- **Compliance:**
  - State and Provincial regulations currently in effect, and U.S. EPA regulations effective 2015 (States can grant one-year extension)

Making Water and Air Safer and Cleaner Chemviron Carbon 19

20 PAC Injection for Mercury Removal

Mercury Removal from Power Plant Flue Gas (Cont'd)

- **Calgon Carbon Product:**
  - FLUEPAC® Advanced PAC products
    - Reduce carbon consumption by 50% or more
    - Patents pending
    - > 20 successful full-scale trials
    - First contract 2011
  - Q1 2013: 2-year contract for first-generation FLUEPAC advanced products ($16MM-$22MM)

Making Water and Air Safer and Cleaner Chemviron Carbon 21

22  Why Ballast Water Treatment?  The issue: Transfer of invasive species via ships’ ballast water

Ballast Water Disinfection – Largest Growth Opportunity for Calgon Carbon

- **Expected Market Size:**
  - $28B (64,000 ships New and Retrofits)*
- **Market Driver:**
  - Regulations
    - U.S. Coast Guard rule issued 3/23/12
    - International Maritime Organization regulations pending
- **U.S. Coast Guard (USCG) Compliance:**
  - New Ships
    - Keel laid after 12/1/13 – at delivery
  - Retrofits
    - 2014 – 2020

*Internal Estimate – Systems only

Making Water and Air Safer and Cleaner Chemviron Carbon 23

Ballast Water Disinfection – Largest Growth Opportunity for Calgon Carbon (cont.)

- **U.S. Coast Guard (USCG) Compliance (cont):**
  - Q2 2013: US Coast Guard issued Hyde Marine and nine other suppliers Alternative Management System (AMS) Certification
    - Must have IMO Type Approval to qualify for AMS
    - Ships with AMS can discharge ballast water in U.S. ports for 5 years without USCG Type Approval

Making Water and Air Safer and Cleaner Chemviron Carbon 24

Ballast Water Disinfection – Largest Growth Opportunity for Calgon Carbon (Cont’d)  Calgon Carbon Product:HYDE GUARDIAN® (Stack Disk Filtration + UV)Less maintenance than screen filtersFlexible FootprintLow operating costNo chemicalsHyde Guardian Sales:> 260 systems sold to date  25

2012  2015  2013  2014  2016  2017  Compliance Timing for Regulated Markets  Stage 2 DBP- Schedule I*  Stage 2 DBP- Schedule II **7/13  USCG- New BuildBWTS Req.  Retrofit BWTSMid-sized ships>1,500m3  <5,000m3  MATS**** Coal Fired Utilities -60-75%  of the Units4/16/15  All ships- BWTS Req. USCG  MATS – 100% of the Units  4/16/16  *Utilities serving 100K+ Customers** Utilities Serving 50-99K Customers***Utilities Serving 10-49K Customers**** Mercury & Air Toxic Standards  Stage 2 DBP- Schedule III***7/14  26

Additional Focus is on Expanding our Global Reactivation Capability 27

Global Reactivation Expansion 28 * Capacity utilization will increase as customers receive permits for transporting “hazardous” material.** Leased*** Includes idled capacity. Feluy Suzhou North Tonawanda Phoenix Subtotal Total Capacity 30 MM 15 MM 13 MM 25 MM 83 MM 230 MM*** Q2 2012 Q1 2013* 2014** Q2 2013 Facility Number Lbs. Actual / Estimated Startup

Reactivation:  Attractive Alternative to Virgin GAC 29 Advantages For Customer Advantages For CCC Economic: Lower cost than virgin GAC Environmental: Reduces disposal requirements and liability Security of Supply Trouble-free Operation: Full-service from CCC Lower production costs: Coal and electricity Evironmental: Reduction in greenhouse gases vs. GAC production Lower cost to construct reactivation plant vs. GAC production plant Long-term Contracts = Predictale earnings stream

Anti-Dumping Tariff Update 2006:Tariffs first imposed by International Trade Commission on Chinese activated carbon imports to U.S. Periodic reviews by Department of Commerce can change tariff rateCurrent Average Tariff Rate changed from $0.13/lb. to $0.47/lb. (Nov. 2012)CCC’s current tariff rate:  $0.00/lb.U.S. International Trade Commission announced (Feb. 2013) that anti-dumping order will remain in effect until at least 2017.  30

31 Corporate Initiatives

Comprehensive Approach to Shareholder Value Creation Executing worldwide cost and profit improvement programTransforming company into a leaner, higher-performance enterprise and improving profitability through three-part, $30MM cost improvement effortReengineering organizational structureCentralizing sales, marketing, and product management activities in order to sharpen focus on key markets and optimize opportunities for long-term growth  32

Comprehensive Approach to Shareholder Value Creation (cont.) Aggressively managing balance sheetReturning capital to shareholders through $100MM Board-approved share repurchase program, of which $50MM is via an ASR plan which will be completed no later than September 30, 2013 33 Goal:  Improve near-term performance in the face of challenging industry conditions and provide strong foundation for accelerated growth once scheduled regulations are enacted.

Phase I Cost Improvements 34 Permanent Staff Reductions $5.3MM Operational Improvements at Pearl River $3.6MM Closure of Datong Facility $0.6MM Reduction in R&D Spending $0.5MM TOTAL $10.0MM

Phase II Cost Improvements 35 Product Rationalization $2.5MM Organization/Staffing $1.0-2.0MM Global Procurement/Warehousing $3.0+MM Transportation $3.0-4.0MM

Phase III Cost Improvements 36 Cost Improvement Targets – All phases  Implemented by 2014  Target cost improvements - $30MM IT Re-engineering Third-party plant efficiency study New investment projects/process improvement Long-Term coal supply

Selected First Half Financial Data 37 Sales Gross Profit (Pre D&A) Selling, Admin, & Research Net Income Fully Diluted EPS EBITDA 2013 % of Sales 2012 % of Sales $275.5 89.0 39.8 $22.8 $0.42 48.1 32.3% 14.4% 8.3% 17.5% $285.0 88.7 47.0 $18.6 $0.33 40.9 31.1% 16.5% 6.5% 14.4%

A Global Leader in Water and Air Purification

CalgonCarbon

- Experienced team of professionals providing exceptional products and services around the world
- Broadest range of activated carbon offerings
- Major supplier of UV-technology for water treatment
- Global leader in environmentally friendly, cost effective carbon reactivation services
- Provider of Ion Exchange systems for the removal of perchlorate and nitrates in water
- Leading position in growing regulation-driven markets for water and air
- Provider of leading-edge proprietary FLUEPAC® carbons for mercury removal


CalgonCarbon

Positioned to Deliver Financial Performance

Making Water and Air Safer and Cleaner

Chemviron Carbon

Thank You! 39